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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-32519


                         SUPPLEMENT TO THE PROSPECTUS
                  OF MORGAN STANLEY CAPITAL GROWTH SECURITIES
                            DATED DECEMBER 31, 2001



     On January 24, 2002, the Board of Trustees of Morgan Stanley Capital Growth Securities (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley American Opportunities Fund ("American Opportunities"), pursuant to which substantially all of the assets of the Fund would be combined with those of American Opportunities and shareholders of the Fund would become shareholders of American Opportunities receiving shares of American Opportunities equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of American Opportunities that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on June 19, 2002. A proxy statement formally detailing the proposal, the reasons for the Trustees' action and information concerning American Opportunities will be distributed to shareholders of the Fund.



January 24, 2002